UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1. Reports to Stockholders.

April 30, 2016

Semi Annual Report

Institutional Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Institutional
Funds

Table of Contents

Shareholder Letter	3
Financial Statements
Schedule of Portfolio Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Supplemental Information
Trustee and Officer Information	16
Proxy Voting and Form N-Q Information	19
Expense Examples	19
Portfolio Holdings	20
Advisory Contract Approval	21

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 866-689-6999. Read it carefully before you invest or send money.

The information in this semiannual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders

Dear Shareholder:

The S&P 500® Index was flat on a total return basis for the six months ended April 30th, 2016 as a late rally in the first calendar quarter off-set the sell-off experienced in January and early-February. Economic volatility has been front and center, as recent data points suggest slower global growth as (1) the Chinese consumer fails to fill the void created by less investment spending, (2) natural resource-dependent nations continue to struggle with lower commodity prices, (3) record monetary policy fails to stimulate demand in developed economies (e.g., Europe, Japan and Australia), and (4) deteriorating profits in both the international markets and the domestic energy and industrial sectors pressure both investment and hiring here in the U.S. That said, these are not new narratives and the resiliency of the U.S. consumer, which is tracking expectations, actually increases our confidence that the U.S. economy is relatively advantaged over the intermediate term.

In equity investing, economic growth is often secondary to profit growth, and the two often diverge. While negative estimates have moderated, current consensus about earnings expectations imply that June will be the third consecutive quarter of year-over-year decline. We believe 2016 estimates now appear achievable and also imply improvement moving forward, which, coupled with current economic challenges, will likely serve to limit positive revisions. Tempered expectations around interest rate increases could possibly offer the market some relief in terms of the currency impact on earnings and the perceived cost of capital. Conversely, we also have to contend with the upcoming election in the U.S., lower-for-longer economic growth, the potential for labor to take a larger share of profits this cycle after hitting record lows, and finally, the possibility for potential wage inflation to accelerate and ultimately drive the Fed to tighten policy more rapidly.

Heightened volatility also saturated fixed income markets over the past six months as well, again pushing investors in and out of risk assets. Prior to the end of 2015 though, the Fed found enough encouraging data to end an extraordinary period in which the Federal Funds rate was held near zero for seven years. The Fed's change in policy stance is indeed a reflection of the considerable progress that has been made on the employment front. As previously stated, Fed policy makers were forced to scale back rate hike intentions due to an uncertain global growth environment. Two risks in particular were cited for "gradualism within a cautious approach overall" — China's slowing growth/transitioning economy and the uncertain outlook for commodity prices, in particular the price of oil. More moderate policy from the Fed shows its appreciation for the repercussions that Fed policy divergence has on the world economy. Outside the U.S., central bankers have flooded the economy with monetary stimulus. While steering clear of recession, the result nonetheless has been meager growth and negative interest rates.

Growth within the domestic economy continues to be driven by consumption. Although the dollar has stopped climbing, net exports remain a drag, while manufacturing and business investment and government spending have been anemic. We remain reliant on a consumption-led economy. Healthy but cautious, consumers are earning more, but the pace of spending growth has slowed, as consumers have chosen to save more of their earnings. The economy has produced a steady stream of jobs bringing us close to full employment and inflation remains absent.

International equity markets were mixed during the period against the backdrop of sharp swings in oil prices, renewed fears of China's decelerating growth, and uncertainty surrounding central banking policies. Lower U.S. interest rates should prove beneficial to emerging market economies, as their dollar-denominated debt burdens are relieved. Foreign currencies, particularly the yen, continue to appreciate against the dollar despite Japan's negative interest rate policy. Investors remain uncertain of the implications of negative interest rates, as there is no historical precedent to judge its overall effectiveness. In theory, more accommodative monetary policy should be stimulative, yet it remains unclear whether central banks have crossed a threshold and incremental gains have diminished. Aside from central bank influence, oil price volatility in particular seems likely to continue to drive investor sentiment. Investors question whether inexpensive oil is not just the result of a global supply glut, but may perhaps also stem from decreased aggregate demand, particularly in China.

We continue to believe that the markets provide tactical challenges for investors to navigate. As we have stated in the past, we also believe that maintaining a long-term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather possible market turbulence.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Victory Institutional Funds Institutional Diversified Stock Fund	Schedule of Portfolio Investments April 30, 2016

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Common Stocks (94.6%)
Consumer Discretionary (10.3%):
Advance Auto Parts, Inc.	27,600	$4,308
H&R Block, Inc.	50,400	1,020
Johnson Controls, Inc.	54,890	2,272
Starbucks Corp.	7,610	428
Target Corp.	41,000	3,260
Tiffany & Co.	20,800	1,484
Time Warner, Inc.	35,000	2,630
		15,402
Consumer Staples (13.5%):
CVS Health Corp.	45,400	4,563
Diageo PLC, ADR	21,170	2,293
Mead Johnson Nutrition Co.	22,760	1,984
Mondelez International, Inc., Class A	53,400	2,294
Philip Morris International, Inc.	49,600	4,867
The Coca-Cola Co.	96,920	4,341
		20,342
Energy (8.7%):
Hess Corp.	30,200	1,801
Occidental Petroleum Corp.	63,680	4,880
Schlumberger Ltd.	79,370	6,377
		13,058
Financials (13.8%):
American Express Co.	43,950	2,876
Citigroup, Inc.	67,920	3,143
Citizens Financial Group, Inc.	73,500	1,679
The Bank of New York Mellon Corp.	96,820	3,896
The Goldman Sachs Group, Inc.	14,460	2,373
The Progressive Corp.	93,780	3,057
U.S. Bancorp	85,000	3,629
		20,653
Health Care (12.5%):
Baxter International, Inc.	73,680	3,258
Celgene Corp. (a)	18,890	1,953
Eli Lilly & Co.	14,000	1,057
McKesson Corp.	9,000	1,510
Medtronic PLC	64,530	5,109
Merck & Co., Inc.	46,165	2,532
Pfizer, Inc.	104,010	3,402
		18,821

See notes to financial statements.

Victory Institutional Funds Institutional Diversified Stock Fund	Schedule of Portfolio Investments — continued April 30, 2016

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Industrials (13.0%):
Danaher Corp.	28,420	$2,750
General Electric Co.	215,990	6,642
Masco Corp.	70,970	2,179
Stanley Black & Decker, Inc.	12,680	1,419
Stericycle, Inc.(a)	23,400	2,236
Union Pacific Corp.	30,980	2,703
United Parcel Service, Inc., Class B	14,766	1,551
		19,480
Information Technology (14.8%):
Alphabet, Inc., Class C (a)	7,858	5,447
Apple, Inc.	58,150	5,452
Cisco Systems, Inc.	107,620	2,958
EMC Corp.	177,560	4,636
Visa, Inc., Class A	42,560	3,287
Xilinx, Inc.	8,600	370
		22,150
Materials (5.0%):
Air Products & Chemicals, Inc.	11,910	1,738
Potash Corp. of Saskatchewan, Inc.	202,870	3,595
Praxair, Inc.	19,200	2,255
		7,588
Telecommunication Services (3.0%):
Verizon Communications, Inc.	89,300	4,549
Total Common Stocks (Cost $122,402)		142,043
Investment Companies (5.7%)
Federated Treasury Obligations Fund, Institutional Shares, 0.17% (b)	8,630,175	8,630
Total Investment Companies (Cost $8,630)		8,630
Total Investments (Cost $131,032) — 100.3%		150,673
Liabilities in excess of other assets — (0.3)%		(412)
NET ASSETS — 100.00%		$150,261

(a)  Non-income producing security.

(b)  Rate periodically changes. Rate disclosed is the daily yield on April 30, 2016.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Victory Institutional Funds	Statement of Assets and Liabilities April 30, 2016

(Amounts in Thousands, Except Per Share Amounts)  (Unaudited)

	Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $131,032)	$150,673
Dividends receivable	164
Receivable for capital shares issued	37
Receivable for investments sold	1,804
Prepaid expenses	60
Total Assets	152,738
LIABILITIES:
Payable for investments purchased	2,372
Accrued expenses and other payables:
Investment advisory fees	62
Administration fees	6
Custodian fees	5
Transfer agent fees	2
Trustees' fees	—	(a)
Other accrued expenses	30
Total Liabilities	2,477
NET ASSETS:
Capital	136,039
Accumulated undistributed net investment income	840
Accumulated net realized losses from investments	(6,259)
Net unrealized appreciation on investments	19,641
Net Assets	$150,261
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	14,826
Net Asset Value, offering price & redemption price per share:(b)	$10.14

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Victory Institutional Funds	Statement of Operations For the Six Months Ended April 30, 2016

(Amounts in Thousands)  (Unaudited)

Institutional Diversified Stock Fund
Investment Income:
Dividend income	$2,228
Foreign tax withholding	(20)
Total Income	2,208
Expenses:
Investment advisory fees	541
Administration fees	40
Custodian fees	8
Transfer agent fees	3
Trustees' fees	11
Chief Compliance Officer fees	2
Legal and audit fees	31
State registration and filing fees	16
Other expenses	45
Total Expenses	697
Net Investment Income	1,511
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions	16,140
Net change in unrealized appreciation/depreciation on investments	(33,877)
Net realized/unrealized losses on investments	(17,737)
Change in net assets resulting from operations	$(16,226)

See notes to financial statements.

Victory Institutional Funds	Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
From Investment Activities:
Operations:
Net investment income	$1,511	$5,486
Net realized gains from investment transactions	16,140	33,118
Net change in unrealized appreciation/depreciation on investments	(33,877)	(15,308)
Change in net assets resulting from operations	(16,226)	23,296
Distributions to Shareholders:
From net investment income:	(897)	(5,755)
From net realized gains:	(53,416)	(54,124)
Change in net assets resulting from distributions to shareholders	(54,313)	(59,879)
Change in net assets resulting from capital transactions	(201,943)	(63,399)
Change in net assets	(272,482)	(99,982)
Net Assets:
Beginning of period	422,743	522,725
End of period	$150,261	$422,743
Accumulated undistributed net investment income	$840	$226
Capital Transactions:
Proceeds from shares issued	$23,496	$32,208
Distributions reinvested	54,297	59,832
Cost of shares redeemed	(279,736)	(155,439)
Change in net assets resulting from capital transactions	$(201,943)	$(63,399)
Share Transactions:
Issued	2,306	2,573
Reinvested	5,193	4,820
Redeemed	(26,948)	(12,311)
Change in Shares	(19,449)	(4,918)

See notes to financial statements.

Victory Institutional Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$12.33	$13.34	$14.74	$11.37	$10.08	$10.11
Investment Activities:
Net investment income	0.10	0.15	0.18	0.21	0.15	0.13
Net realized and unrealized gains (losses) on investments	(0.65)	0.50	1.47	3.36	1.29	(0.03)
Total from Investment Activities	(0.55)	0.65	1.65	3.57	1.44	0.10
Distributions to Shareholders:
Net investment income	(0.05)	(0.16)	(0.19)	(0.20)	(0.15)	(0.13)
Net realized gains from investments	(1.59)	(1.50)	(2.86)	—	—	—
Total Distributions to Shareholders	(1.64)	(1.66)	(3.05)	(0.20)	(0.15)	(0.13)
Net Asset Value, End of Period	$10.14	$12.33	$13.34	$14.74	$11.37	$10.08
Total Return (a)	(4.81)%	4.87%	12.62%	31.68%	14.35%	0.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$150,261	$422,743	$522,725	$469,104	$612,338	$640,534
Ratio of net expenses to average net assets (b)	0.65%	0.60%	0.61%	0.59%	0.61%	0.60%
Ratio of net investment income to average net assets (b)	1.41%	1.16%	1.40%	1.56%	1.34%	1.21%
Portfolio turnover (a)	34%	73%	79%	91%	94%	87%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

See notes to financial statements.

Victory Institutional Funds	Notes to Financial Statements April 30, 2016

  (Unaudited)

1.  Organization:

Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust consists of one fund and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The accompanying financial statements relate to the Institutional Diversified Stock Fund (the "Fund"), which seeks to provide long-term growth of capital. The Fund is authorized to issue one class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board").

Victory Institutional Funds	Notes to Financial Statements — continued April 30, 2016

  (Unaudited)

Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy based upon the inputs used to value the underlying investments.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the six months ended April 30, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of April 30, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$142,043	$—	$142,043
Investment Companies	—	8,630	8,630
Total	$142,043	$8,630	$150,673

There were no transfers between Level 1 and Level 2 as of April 30, 2016.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for cash collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The cash collateral is invested in short-term instruments as noted in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the cash collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the

Victory Institutional Funds	Notes to Financial Statements — continued April 30, 2016

  (Unaudited)

Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

For the six months ended April 30, 2016, the Fund had no securities on loan.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of October 31st.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliate trust based upon net assets or another appropriate basis.

In-Kind Subscriptions:

During the period the Fund received securities in exchange for subscriptions of shares (in-kind subscriptions). For the six months ended April 30, 2016, the fair value of the securities received for subscriptions were $5,714 thousand.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the six months ended April 30, 2016 were as follows for the Fund (in thousands):

Purchases	Sales
$73,389	$336,043

There were no purchases or sales of U.S. Government Securities during the period.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Victory Institutional Funds	Notes to Financial Statements — continued April 30, 2016

  (Unaudited)

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank National Association ("KeyBank") serves as custodian for the Trust and receives custodian fees at an annualized rate of 0.005% of the aggregate average daily net assets of the Fund, plus applicable per transaction fees. The Fund reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.03% of the first $100 million in average daily net assets of the Trust and 0.02% of the average daily net assets over $100 million of the Trust, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services LLC ("FIS") (formerly SunGard Investor Services LLC) serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Victory Institutional Funds, Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds (collectively, the "Victory Trusts") participate in a short-term, demand note "Line of Credit" agreement with Citibank, N.A. ("Citibank"). Under the agreement with Citibank, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the six months ended April 30, 2016, Citibank earned approximately $25 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. There were no loans for the Fund during the six months ended April 30, 2016.

7.  Federal Income Tax Information:

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings/(deficit) will be determined at the end of the current tax year ending October 31, 2016.

Victory Institutional Funds	Notes to Financial Statements — continued April 30, 2016

  (Unaudited)

The tax character of distributions paid during the most recent tax year ended October 31, 2015 were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$24,780	$35,099	$59,879

As of the most recent tax year ended October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,416	$28,409	$51,958	$84,783

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the most recent tax year ended October 31, 2015, the Fund did not utilize any capital loss carryforwards.

At April 30, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$131,973	$22,717	$(4,017)	$18,700

8.  Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

Victory Institutional Funds	Supplemental Information April 30, 2016

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in Victory Variable Insurance Funds, 25 portfolios in Victory Portfolios and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 64	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 69	Vice Chair and Trustee	August 2003	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual plc (2002-2011); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 64	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

Victory Institutional Funds	Supplemental Information — continued April 30, 2016

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015

Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59	Trustee	December 2008	Retired.	None.
Leigh A. Wilson, 71	Chair and Trustee	August 2003	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013).
Interested Trustee.
David C. Brown, 44	Trustee	July 2008

Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 866-689-6999.

Victory Institutional Funds	Supplemental Information — continued April 30, 2016

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 54	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 46	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 42	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 72	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 62	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Institutional Funds	Supplemental Information — continued April 30, 2016

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-689-6999. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15-4/30/16	Annualized Net Expense Ratio During Period 11/1/15-4/30/16
Institutional Diversified Stock Fund	$1,000.00	$951.90	$3.15	0.65%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Institutional Funds	Supplemental Information — continued April 30, 2016

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15-4/30/16	Annualized Net Expense Ratio During Period 11/1/15-4/30/16
Institutional Diversified Stock Fund	$1,000.00	$1,021.63	$3.27	0.65%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Holdings

(As a Percentage of Total Investments)

Victory Institutional Diversified Stock Fund

Victory Institutional Funds	Supplemental Information — continued April 30, 2016

(Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 2, 2015. The Board also considered information relating to the Agreement throughout the year and at a meeting on October 21, 2015. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fee payable for the services and whether the fee arrangement provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

•  Total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  The Adviser's commitment to operating the Fund at a competitive expense level;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Fund administration services;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, and management fee with comparable mutual funds in a peer group compiled by the Adviser. The Board reviewed the factors and methodology used by the Adviser in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to those other accounts. The Trustees also noted that because of the small size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group, benchmark index and Morningstar category. The Board recognized that the Fund's performance, the performance of peer funds and the Fund's Morningstar average are provided net of expenses, while the benchmark index is gross returns. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered, and each Trustee attributed different weights to various factors.

Victory Institutional Funds	Supplemental Information — continued April 30, 2016

(Unaudited)

The Board considered that the Fund's gross annual management fee of 0.528% was lower than the median gross management fee of 0.650% charged to the funds in the Fund's peer group. The Board also noted that the Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, of 0.610% was lower than the median expense ratio of 0.720% for the peer group. The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended July 31, 2015, to that of its peer group, benchmark index and Morningstar category for the same periods and considered the fact that the Fund had underperformed the peer group, its benchmark index and Morningstar category for the one- and five-year periods, the peer group for the three-year period and its benchmark and Morningstar category for the ten-year period. The Board noted that the Fund outperformed the peer group for the ten-year period and its benchmark index and Morningstar category for the three-year period. The Board noted the longevity of the portfolio manager and the management team.

Having concluded, among other things, that: (1) the Fund's management fee was within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total expense ratio was reasonable; and (3) management was addressing the Trustees' concerns about the Fund's performance, the Board agreed that the Agreement continued to be in the best interests of the Fund's shareholders.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-INST-SEMI  (6/16)

Item 2. Code of Ethics.

Not applicable   —   only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable   —   only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable   —   only for annual reports.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Institutional Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	July 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	July 5, 2016

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	July 5, 2016